Supplement dated May 21, 2025, to the Statutory Prospectus dated May 1, 2025, for the following variable universal life policies issued by Pacific Life Insurance Company

Pacific Harbor VUL

Pacific KeyExec VUL

Pacific Select VUL 2

MVP VUL 11

MVP VUL 11 LTP

The purpose of this supplement is to update certain underlying fund information. This supplement must be preceded or accompanied by the Prospectus (the "Prospectus") for your Policy, as supplemented. Capitalized terms used in this supplement are defined in your Prospectus unless otherwise defined herein. "We'', "us'', or "our" refer to Pacific Life Insurance; "you" or "your" refer to the Policy Owner. You can obtain a copy of the current Prospectus by contacting us at (800) 347-7787 or online at PacificLife.com/Prospectuses. Please retain this supplement for future reference.

As of May 1, 2025, the underlying fund information related to the Current Expenses in the APPENDIX: UNDERLYING FUNDS AVAILABLE UNDER THE CONTRACT section has been deleted and replaced with the following:

Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
		1 yr	5 yr	10 yr
Lord Abbett Bond Debenture Portfolio Class VC; Lord Abbett & Co. LLC	0.99%	6.72%	1.90%	3.73%

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